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                                                                    EXHIBIT 99.2


                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
            8.56% SERIES A CAPITAL TRUST PASS-THROUGH SECURITIES(SM)
                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
                                       OF
                              K N CAPITAL TRUST I
                      FULLY AND UNCONDITIONALLY GUARANTEED
                              BY K N ENERGY, INC.

         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used for a holder of the Trust's (as defined below) 8.56% Series A Capital Trust Pass-through Securities(SM) (the "Old Capital Securities") to accept the Exchange Offer (as defined below) if (i) certificates for such holder's Old Capital Securities are not immediately available, (ii) such holder cannot deliver its certificates for Old Capital Securities, the Letter of Transmittal and all other required documents to Wilmington Trust Company (the "Exchange Agent") prior to 5:00 p.m., New York City time, on the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus.

                THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                          WILMINGTON TRUST COMPANY

        By mail/overnight delivery:        By hand:
        Wilmington Trust Company           Wilmington Trust Company
        1100 North Market Street           1105 North Market Street, 1st Floor
        Wilmington, Delaware 19890         Wilmington, Delaware 19890
        Attn:  Jill Rylee,                 Attn: Corporate Trust Operations
        Corporate Trust Operations

                  To confirm by telephone or for information:
                                 (302) 651-8869
                                   Jill Rylee

                    Facsimile transmissions:  (302) 651-1079

        DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

         The undersigned hereby tenders to K N Capital Trust I, a Delaware statutory business trust (the "Issuer"), upon the terms and subject to the conditions set forth in the Prospectus dated ________________, 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate Liquidation Amount of Old Capital Securities set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Capital Securities." All capitalized terms used herein but not defined shall have the meanings ascribed to them in the Prospectus.

         The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 p.m., New York City time, on _______________, 1997, unless extended by the Issuer. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on ______________, 1997, unless the Exchange Offer is extended as provided in the Prospectus, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended.

SIGNATURE

x                                                Date:
 --------------------------------------------         -------------------------

x                                                Date:
 --------------------------------------------         -------------------------
Signature(s) of Registered Holder(s)
or Authorized Signatory

Area Code and Telephone Number:
                               --------------------------------------

Name(s):
        -------------------------------------------------------------
                (Please Print)


Capacity (full title), if signing in a fiduciary or representative capacity):

-------------------------------------------------------------------------------
Address:
        -----------------------------------------------------------------------
                              (Including Zip Code)

Taxpayer Identification Number or
Social Security No.:
                    -----------------------------------------------------------

Aggregate Liquidation Amount of
Old Capital Securities Tendered
(must be at least $100,000 and
integral multiples of $1,000):
                              --------------------------------------------------
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Certificate Number(s) of Old Capital Securities (if
available):
           ---------------------------------------------------------------------

Aggregate Liquidation Amount
Represented by Certificate(s): $
                                ------------------------------------------------

IF TENDERED OLD CAPITAL SECURITIES WILL BE
DELIVERED BY BOOK-ENTRY TRANSFER, PROVIDE
THE DEPOSITORY TRUST COMPANY
("DTC") ACCOUNT NO. AND TRANSACTION CODE
NUMBER (if available):

Account No.
           --------------------------------------------------------------------

Transaction No.
               ----------------------------------------------------------------

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm or other entity identified as an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of a properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the certificate(s) representing all tendered Old Capital Securities in proper form for transfer, or confirmation of the book-entry transfer of such Old Capital Securities into the Exchange Agent's account at DTC as described in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Capital Securities--Book-Entry Transfer" and other documents required by the Letter of Transmittal, all by 5:00 p.m., New York City time, within five New York Stock Exchange trading days of the date hereof.

Name of Eligible Institution:
                             --------------------------------------------------
                                               Authorized Signature

Address:                                Name:
        -----------------------------        ----------------------------------
                                        Title:
-------------------------------------         ---------------------------------

Area Code and Telephone No.             Date:
                           ----------        ----------------------------------

NOTE: DO NOT SEND OLD CAPITAL SECURITIES WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL SURRENDER OF OLD CAPITAL SECURITIES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.